                                                                    Exhibit 99.3


                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2002


I. RECONCILIATION OF COLLECTION ACCOUNT:
    End of Period Collection Account Balance as of Prior Payment Date:                                                   881,171.50
    Available Funds:
      Contract Payments due and received in this period                                                                4,764,937.94
      Contract Payments due in prior period(s) and received in this period                                               316,467.36
      Contract Payments received in this period for next period                                                          131,987.91
      Sales, Use and Property Tax, Maintenance, Late Charges                                                             157,175.72
      Prepayment Amounts related to early termination in this period                                                     681,157.06
      Servicer Advance                                                                                                   652,155.49
      Proceeds received from recoveries on previously Defaulted Contracts                                                      0.00
      Transfer from Reserve Account                                                                                        4,696.42
      Interest earned on Collection Account                                                                                7,811.94
      Interest earned on Affiliated Account                                                                                  831.14
      Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                              0.00
      Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
        contract < Predecessor contract)                                                                                       0.00
      Amounts paid under insurance policies                                                                                    0.00
      Any other amounts                                                                                                        0.00

                                                                                                                      -------------
    Total Available Funds                                                                                              7,598,392.48
    Less: Amounts to be Retained in Collection Account                                                                   823,540.77
                                                                                                                      -------------
    AMOUNT TO BE DISTRIBUTED                                                                                           6,774,851.71
                                                                                                                      =============


    DISTRIBUTION OF FUNDS:
      1.To Trustee -  Fees                                                                                                     0.00
      2.To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                       316,467.36
      3.To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

           a) Class A1 Principal and Interest                                                                                  0.00
           a) Class A2 Principal (distributed after A1 Note matures) and Interest                                              0.00
           a) Class A3 Principal (distributed after A2 Note matures) and Interest                                      4,818,131.97
           a) Class A4 Principal (distributed after A3 Note matures) and Interest                                        619,968.75
           b) Class B Principal and Interest                                                                              92,867.67
           c) Class C Principal and Interest                                                                             186,209.52
           d) Class D Principal and Interest                                                                             125,636.36
           e) Class E Principal and Interest                                                                             166,170.29

      4.To Reserve Account for Requirement per Indenture Agreement Section 3.08                                                0.00
      5.To Issuer - Residual  Principal and Interest and Reserve Account Distribution
           a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                 59,269.57
           b) Residual Principal (Provided no Restricting or Amortization Event in effect)                               149,447.36
           c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                       4,696.42
      6.To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                       165,818.80
      7.To Servicer, Servicing Fee and other Servicing Compensations                                                      70,167.64
                                                                                                                      -------------
    TOTAL FUNDS DISTRIBUTED                                                                                            6,774,851.71
                                                                                                                      =============

                                                                                                                      -------------
    End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}           823,540.77
                                                                                                                      =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                     $2,925,289.09
     - Add Investment Earnings                                                                                             4,696.42
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                          0.00
     - Less Distribution to Certificate Account                                                                            4,696.42
                                                                                                                      -------------
End of period balance                                                                                                 $2,925,289.09
                                                                                                                      =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $2,925,289.09
                                                                                                                      =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2002


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
               Pool A                                                                     121,636,054.56
               Pool B                                                                      43,023,548.65
                                                                                      -------------------
                                                                                                                  164,659,603.21
Class A Overdue Interest, if any                                                                    0.00
Class A Monthly Interest - Pool A                                                             778,832.72
Class A Monthly Interest - Pool B                                                             275,478.75

Class A Overdue Principal, if any                                                                   0.00
Class A Monthly Principal - Pool A                                                          3,093,744.49
Class A Monthly Principal - Pool B                                                          1,290,044.76
                                                                                      -------------------
                                                                                                                    4,383,789.25
Ending Principal Balance of the Class A Notes
               Pool A                                                                     118,542,310.07
               Pool B                                                                      41,733,503.89
                                                                                      -------------------
                                                                                                               ------------------
                                                                                                                  160,275,813.96
                                                                                                               ==================

-----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $257,425,000    Original Face $257,425,000     Balance Factor
$ 4.095606                    $ 17.029384                    62.261169%
-----------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
               Class A1                                                                                0.00
               Class A2                                                                                0.00
               Class A3                                                                       69,034,603.21
               Class A4                                                                       95,625,000.00
                                                                                         ------------------

Class A Monthly Interest                                                                                             164,659,603.21
               Class A1 (Actual Number Days/360)                                                       0.00
               Class A2                                                                                0.00
               Class A3                                                                          434,342.72
               Class A4                                                                          619,968.75
                                                                                         ------------------

Class A Monthly Principal
               Class A1                                                                                0.00
               Class A2                                                                                0.00
               Class A3                                                                        4,383,789.25
               Class A4                                                                                0.00
                                                                                         ------------------
                                                                                                                       4,383,789.25
Ending Principal Balance of the Class A Notes
               Class A1                                                                                0.00
               Class A2                                                                                0.00
               Class A3                                                                       64,650,813.96
               Class A4                                                                       95,625,000.00
                                                                                         ------------------
                                                                                                                  ------------------
                                                                                                                     160,275,813.96
                                                                                                                  ==================

Class A3
-----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $83,000,000     Original Face $83,000,000      Balance Factor
$ 5.233045                    $ 52.816738                    77.892547%
-----------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class B Notes
                            Pool A                                                             2,072,701.70
                            Pool B                                                               733,069.94
                                                                                        -------------------
                                                                                                                      2,805,771.64

       Class B Overdue Interest, if any                                                                0.00
       Class B Monthly Interest - Pool A                                                          13,403.47
       Class B Monthly Interest - Pool B                                                           4,740.52
       Class B Overdue Principal, if any                                                               0.00
       Class B Monthly Principal - Pool A                                                         52,734.28
       Class B Monthly Principal - Pool B                                                         21,989.40
                                                                                        -------------------
                                                                                                                         74,723.68
       Ending Principal Balance of the Class B Notes
                            Pool A                                                             2,019,967.42
                            Pool B                                                               711,080.54
                                                                                        -------------------
                                                                                                                  -----------------
                                                                                                                      2,731,047.96
                                                                                                                  =================

---------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $4,387,000   Original Face $4,387,000        Balance Factor
$ 4.135854                 $ 17.032979                     62.253202%
---------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
       Beginning Principal Balance of the Class C Notes
                            Pool A                                                             4,146,094.58
                            Pool B                                                             1,466,448.70
                                                                                        -------------------
                                                                                                                      5,612,543.28

       Class C Overdue Interest, if any                                                                0.00
       Class C Monthly Interest - Pool A                                                          27,156.92
       Class C Monthly Interest - Pool B                                                           9,605.24
       Class C Overdue Principal, if any                                                               0.00
       Class C Monthly Principal - Pool A                                                        105,468.56
       Class C Monthly Principal - Pool B                                                         43,978.80
                                                                                        -------------------
                                                                                                                        149,447.36
       Ending Principal Balance of the Class C Notes
                            Pool A                                                             4,040,626.02
                            Pool B                                                             1,422,469.90
                                                                                        -------------------
                                                                                                                  -----------------
                                                                                                                      5,463,095.92
                                                                                                                  =================

---------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $8,775,000   Original Face $8,775,000        Balance Factor
$ 4.189420                 $ 17.031038                     62.257503%
---------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class D Notes
                            Pool A                                                              2,764,063.05
                            Pool B                                                                977,632.48
                                                                                        --------------------
                                                                                                                       3,741,695.53

       Class D Overdue Interest, if any                                                                 0.00
       Class D Monthly Interest - Pool A                                                           19,210.24
       Class D Monthly Interest - Pool B                                                            6,794.55
       Class D Overdue Principal, if any                                                                0.00
       Class D Monthly Principal - Pool A                                                          70,312.37
       Class D Monthly Principal - Pool B                                                          29,319.20
                                                                                        --------------------
                                                                                                                          99,631.57
       Ending Principal Balance of the Class D Notes
                            Pool A                                                              2,693,750.68
                            Pool B                                                                948,313.28
                                                                                        --------------------
                                                                                                                    ----------------
                                                                                                                       3,642,063.96
                                                                                                                    ================

----------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000      Ending Principal
Original Face $5,850,000    Original Face $5,850,000       Balance Factor
$ 4.445263                  $ 17.031038                    62.257504%
----------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
       Beginning Principal Balance of the Class E Notes
                            Pool A                                                              3,455,424.46
                            Pool B                                                              1,222,195.01
                                                                                        --------------------
                                                                                                                       4,677,619.47

       Class E Overdue Interest, if any                                                                 0.00
       Class E Monthly Interest - Pool A                                                           30,753.28
       Class E Monthly Interest - Pool B                                                           10,877.54
       Class E Overdue Principal, if any                                                                0.00
       Class E Monthly Principal - Pool A                                                          87,890.47
       Class E Monthly Principal - Pool B                                                          36,649.00
                                                                                        --------------------
                                                                                                                         124,539.47
       Ending Principal Balance of the Class E Notes
                            Pool A                                                              3,367,533.99
                            Pool B                                                              1,185,546.01
                                                                                        --------------------
                                                                                                                    ----------------
                                                                                                                       4,553,080.00
                                                                                                                    ================

----------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000      Ending Principal
Original Face $7,313,000    Original Face $7,313,000       Balance Factor
$ 5.692714                  $ 17.029874                    62.260085%
----------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

       Beginning Residual Principal Balance
                            Pool A                                                         4,148,796.77
                            Pool B                                                         1,467,655.94
                                                                                        ---------------
                                                                                                                      5,616,452.71

       Residual Interest - Pool A                                                             46,207.15
       Residual Interest - Pool B                                                             13,062.42
       Residual Principal - Pool A                                                           105,468.56
       Residual Principal - Pool B                                                            43,978.80
                                                                                        ---------------
                                                                                                                        149,447.36
       Ending Residual Principal Balance
                            Pool A                                                         4,043,328.21
                            Pool B                                                         1,423,677.14
                                                                                        ---------------
                                                                                                                     --------------
                                                                                                                      5,467,005.35
                                                                                                                     ==============

X.   PAYMENT TO SERVICER

        - Collection period Servicer Fee                                                                                 70,167.64
        - Servicer Advances reimbursement                                                                               316,467.36
        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                               165,818.80
                                                                                                                     --------------
       Total amounts due to Servicer                                                                                    552,453.80
                                                                                                                     ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                  138,223,135.11

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                     0.00

     Decline in Aggregate Discounted Contract Balance                                                                 3,515,618.74

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                    ---------------
        ending of the related Collection Period                                                                     134,707,516.37
                                                                                                                    ===============

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                           2,865,485.10

         - Principal portion of Prepayment Amounts                                                   650,133.64

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                     0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                          0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                   0.00

                                                                                                  --------------
                          Total Decline in Aggregate Discounted Contract Balance                   3,515,618.74
                                                                                                  ==============


POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                48,890,550.73

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                  0.00

        Decline in Aggregate Discounted Contract Balance                                                              1,465,959.96

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     -------------
           ending of the related Collection Period                                                                   47,424,590.77
                                                                                                                     =============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                       1,439,122.88

            - Principal portion of Prepayment Amounts                                                26,837.08

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                 0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                      0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                               0.00

                                                                                                 --------------
                             Total Decline in Aggregate Discounted Contract Balance               1,465,959.96
                                                                                                 ==============

                                                                                                                    --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   182,132,107.14
                                                                                                                    -=============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2002

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
      POOL A                                                                                                       Predecessor
                                                                      Discounted               Predecessor         Discounted
      Lease #      Lessee Name                                      Present Value                 Lease #          Present Value
      ------------------------------------------------------       ----------------            ---------------     -----------------
      3155-007     RADNET MANAGEMENT, INC.                          $   188,552.08             1231-033             $  1,243,525.87
      3155-008     RADNET MANAGEMENT, INC.                          $   535,706.60             1572-033             $    878,621.70
      3205-002     FOUNTAIN AND PHOENIX DIAGNOSTIC                  $ 3,111,829.21             2421-001             $  1,711,098.71
      3307-002     OPEN MRI OHIO 2 VENTURES, LLC                    $   767,314.06             1046-501             $    639,976.34
      3330-004     OPEN MRI TEXAS VENTURES, LLC                     $   756,617.60             1100-503             $    659,108.62
                                                                                               1912-002             $    107,797.25

                                                                   ----------------                                 ---------------
                                    Totals:                         $ 5,360,019.55                                  $  5,240,128.49

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                      $  5,240,128.49
      b) ADCB OF POOL A AT CLOSING DATE                                                                             $202,195,615.75
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        2.59%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)   Total discounted Contract Balance of
     Predecessor Receivables                                                                         $0.00

b)   Total discounted Contract Balance of Substitute Receivables                                     $0.00

c)   If (a) > (b), amount to be deposited in Collection
     Account per Contribution & Servicing Agreement Section 7.02                                     $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES                 NO   X
                                                                                               ------              ------


      POOL B                                                                                                       Predecessor
                                                                   Discounted                  Predecessor         Discounted
      Lease #      Lessee Name                                     Present Value               Lease #             Present Value
      ------------------------------------------------------       --------------              ---------------     ----------------
      3305-001     OPEN MRI IOWA VENTURES, LLC                     $ 1,004,680.88              1047-501            $      77,392.98
                                                                                               1100-504            $      93,947.73
                                                                                               1344-026            $      17,225.68
                                                                                               1344-029            $      63,104.76
                                                                                               1344-030            $       2,292.14
                                                                                               1347-010            $       5,382.42
                                                                                               1347-011            $     202,500.53
                                                                                               1347-012            $     194,679.35
                                                                                               1791-008            $      10,844.23
                                                                                               1791-010            $      60,297.19
                                                                                               1791-011            $       9,057.14
                                                                                               1791-012            $       9,708.25
                                                                                               2097-004            $      44,783.62
                                                                                               2454-001            $      80,861.15
                                                                                               2454-003            $      86,291.63
                                                                                               1101-524            $      27,639.26
                                                                   --------------                                  ----------------
                                            Totals:                $ 1,004,680.88                                  $     986,008.06

      a)  DISCOUNTED CONTRACT BALANCES OF ALL PREPAID
          CONTRACTS                                                                                                $     986,008.06
      b)  ADCB OF POOL B AT CLOSING DATE                                                                           $  90,333,293.68
      c)  (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
          RATING AGENCY APPROVES)                                                                                             1.09%

      *   ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
          (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE,
          OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)   Total discounted Contract Balance of Predecessor Receivables                              $0.00

b)   Total discounted Contract Balance of Substitute Receivables                               $0.00

c)   If (a) > (b), amount to be deposited in Collection Account
     per Contribution & Servicing Agreement Section 7.02                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                         YES                 NO   X
                                                                                               ------              ------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS -
     NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

      POOL A - NON-PERFORMING                                                                                     Predecessor
                                                                    Discounted                Predecessor         Discounted
      Lease #   Lessee Name                                         Present Value               Lease #           Present Value
      --------------------------------------------------------    ---------------            -------------        ---------------
     2841-002  MEDICAL IMAGING CO., INC                           $    980,724.35             2207-005            $  1,326,497.89
     2908-001  ALASE, L.L.C                                       $    131,731.36
     2002476-2 ASHLAND AREA COMMUNITY HOSPITAL INC                $    169,739.33
               CASH                                               $     44,302.85
     1999-004  NAVIX DIAGNOSTIX, INC                              $  2,985,811.62             1881-005            $  2,387,877.73
     3155-007  RADNET MANAGEMENT, INC                             $    335,553.30             4284-402            $    335,553.30
     1504-013  SIGNATURE MEDICAL                                  $  1,221,375.67             2557-001            $  1,323,430.38
               CASH                                               $    102,054.71

                                                                  ---------------                                 ---------------
                                         Totals:                  $  5,971,293.19                                 $  5,373,359.30

     a)  DISCOUNTED CONTRACT BALANCES OF ALL
         NON-PERFORMING CONTRACTS                                                                                    5,373,359.30
     b)  ADCB OF POOL A AT CLOSING DATE                                                                           $202,195,615.75
     c)  (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       2.66%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)   Total discounted Contract Balance of
     Predecessor Receivables                                                                   $0.00

b)   Total discounted Contract Balance of
     Substitute Receivables                                                                    $0.00

c)   If (a) > (b), amount to be deposited in
     Collection Account per Contribution & Servicing
     Agreement Section 7.02                                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING
THE RELATED COLLECTION PERIOD                                                                   YES                 NO     X
                                                                                                ----------          --------



      POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                              Predecessor
                                                                           Discounted           Predecessor      Discounted
      Lease #   Lessee Name                                                Present Value        Lease #          Present Value
      --------------------------------------------------------------       ---------------      -------------    ------------------
      1679-002  OPENSIDED MRI OF ST. LOUIS, L.L.C.                         $506,250.32          2207-004         $    611,746.22
      1218-020  MEDICAL SERVICES OF AMERICA                                $200,642.43



                                                                          ------------                           ---------------
                                              Totals:                      $706,892.75                           $    611,746.22

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                               $    611,746.22
      b) ADCB OF POOL B AT CLOSING DATE                                                                          $ 90,333,293.68
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.68%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
      (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE
      OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS


a) Total discounted Contract Balance of Predecessor Receivables                                  $0.00

 b) Total discounted Contract Balance of Substitute Receivables                                  $0.00

c) If (a) > (b), amount to be deposited in Collection
   Account per Contribution & Servicing Agreement Section 7.02                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES              NO  X
                                                                                                 -------          ------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2002


XV.    POOL PERFORMANCE MEASUREMENTS
1.     AGGREGATE DISCOUNTED CONTRACT BALANCE

        CONTRACTS DELINQUENT > 90 DAYS                                       TOTAL OUTSTANDING CONTRACTS
        This Month                                     2,584,512.04          This Month           182,132,107.14
        1 Month Prior                                  2,265,204.20          1 Month Prior        187,113,685.84
        2 Months Prior                                 3,432,764.94          2 Months Prior       191,857,023.49

        Total                                          8,282,481.18          Total                561,102,816.47

        A) 3 MONTH AVERAGE                             2,760,827.06          B) 3 MONTH AVERAGE   187,034,272.16

        c) a/b                                                 1.48%


2.      Does a Delinquency Condition Exist (1c > 6% )?
                                                                                Yes                      No        X
                                                                                    -------------------      ----------

3.      Restricting Event Check

        A. A Delinquency Condition exists for current period?                   Yes                      No        X
                                                                                    -------------------      ----------
        B. An Indenture Event of Default has occurred and is then continuing?   Yes                      No        X
                                                                                    -------------------      ----------

4.      Has a Servicer Event of Default occurred?                               Yes                      No        X
                                                                                    -------------------      ----------


5.      Amortization Event Check

        A. Is 1c  > 8% ?                                                        Yes                      No        X
                                                                                    -------------------      ----------
        B. Bankruptcy, insolvency, reorganization; default/violation
            of any covenant or obligation not remedied within 90 days?          Yes                      No        X
                                                                                    -------------------      ----------
        C. As of any Determination date, the sum of all defaulted
             contracts since the Closing date exceeds 6% of the ADCB
             on the Closing Date?                                               Yes                      No        X
                                                                                    -------------------      ----------
6.      Aggregate Discounted Contract Balance at Closing Date                   Balance                  $  270,243,724.70
                                                                                                         -----------------


        DELINQUENT LEASE SUMMARY
                  Days Past Due         Current Pool Balance           # Leases
                        31 - 60                 7,541,985.37                 58
                        61 - 90                 1,656,442.98                 16
                       91 - 180                 2,584,512.04                 19



Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization